UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 6, 2009 (February 3, 2009)

Braintech, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24911	98-0168932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard Suite 350 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (703) 637-9752

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

The information set forth under Item 5.02 below is incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2009, Babak Habibi resigned, effective immediately, as Chief Technology Officer of Braintech, Inc. (the “Company”) and President of the Company’s subsidiary, Braintech Canada, Inc.

The information set forth under Item 8.01 below is incorporated herein by reference.

Item 8.01     Other Events

On February 6, 2009, the Company filed a lawsuit in the U.S. District Court for the Eastern District of Michigan, Southern Division, against Adil Shafi (“Shafi”) for rescission of the Company’s previous acquisition of Shafi, Inc. (“SI”) and 80% of Shafi Innovations, Inc. (“SII”).  Shafi, the Company’s Chief Operating Officer, has been placed on administrative leave without pay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 6, 2009

BRAINTECH, INC.

		By:	/s/ Frederick W. Weidinger
Frederick W. Weidinger
Chief Executive Officer